UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July 19, 2005
                                                  -------------

                            Capital Solutions I, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              0-9879                     13-2648442
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File number)             Identification No.)

6915 Red Road, Suite 222, Coral Gables, Florida                    33143
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (305) 666-6565
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Anti-Dilution Agreement

On July 19, 2005, Capital Solutions I, Inc. (the "Company") entered into an Anti-Dilution Agreement (the "Agreement") with Christopher Astrom and Richard Astrom whereby Messrs. Astrom are guaranteed that their stock ownership percentage in the Company will not drop below 51%

A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 9.01.  EXHIBITS

(c) Exhibits

         Exhibit No.                Description

            2.1 Anti-Dilution Agreement dated July 19, 2005 by and between the Registrant and Christopher Astrom and Richard Astrom.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Capital Solutions I, Inc.


Date: July 20, 2005                         By:/s/ Christopher Astrom
                                               ------------------------------
                                               Christopher Astrom, President



                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------------------------
    2.1           Anti-Dilution Agreement dated July 19, 2005 by and between the
                  Registrant and Christopher Astrom and Richard Astrom.